UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

MILLER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee	001-14124	62-1566286
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8503 Hilltop Drive, Ooltewah, Tennessee

37363

(Address of Principal Executive Offices)

(Zip Code)

(423) 238-4171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	MLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On Friday, May 23, 2025, Miller Industries, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Dalton, Georgia. As of the record date, April 1, 2025, there were 11,459,278 shares of the Company’s common stock entitled to vote at the Annual Meeting. At the Annual Meeting, 10,334,495 shares of common stock were present in person or by proxy, representing 90.18% of the Company’s common stock entitled to vote at the Annual Meeting.

The matters considered and voted on by the Company’s shareholders at the Annual Meeting, the votes cast for, withheld or against, and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

1.The shareholders elected each of the following seven directors to hold office until the Company’s next annual meeting of shareholders in 2026, or until their successors are duly elected and qualified, with the vote on the matter being reflected as follows:

Nominees	For	Withheld	Non-Votes
Theodore H. Ashford III	7,072,812	2,355,399	906,284
Peter Jackson	9,298,984	129,227	906,284
William G. Miller	9,278,803	149,408	906,284
William G. Miller II	9,288,161	140,050	906,284
Dr. Javier Reyes	9,143,528	284,682	906,284
Dr. Susan Sweeney	9,286,835	141,376	906,284
Leigh Walton	8,022,258	1,405,953	906,284

2.The shareholders voted to approve the Miller Industries, Inc. 2025 Stock Incentive Plan, with the vote on the matter being reflected as follows:

For	Against	Abstain	Non-Votes
8,986,541	377,774	63,896	906,284

3.The shareholders did not approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, with the vote on the matter being reflected as follows:

For	Against	Abstain	Non-Votes
3,160,628	6,132,105	135,478	906,284

4.The shareholders voted to approve the ratification of the appointment of Elliot Davis, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, with the vote on the matter being reflected as follows:

For	Against	Abstain	Non-Votes
10,015,947	308,976	9,572	0

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLER INDUSTRIES, INC. (Registrant)

	By:	/s/ Frank Madonia
Frank Madonia
Executive Vice President, General Counsel and Secretary

Dated: May 28, 2025